                                                                     EXHIBIT (o)


                     MONTHLY CERTIFICATEHOLDERS' STATEMENT
                          Discover Card Master Trust I
                        Series 1996-5 Monthly Statement
                              Class A Certificate:
                          German Security Code 133 260
        International Security Identification # (ISIN) DE 000 133 260 9
                 Common Code # (DKV, Cedel, Euroclear) 677 6388
                     Class B Certificate:  CUSIP #25466KBC2


Trust Distribution Date: December 16, 1996 Due Period Ending: November 30, 1996 Interest Payment Date: January 17, 1997


Pursuant to the Series Supplement dated as of July 24, 1996 relating to the Pooling and Servicing Agreement dated as of October 1, 1993 by and between Greenwood Trust Company and First Bank National Association, as Trustee, the Trustee is required to prepare certain information each month regarding current distributions to Certificateholders and the performances of the Trust. The information for the Due Period and the Trust Distribution Date listed above is set forth below:


1. Payments for the benefit of Series Investors this Due Period (per $1000 of Class Initial Investor Interest)

          1996-5                                              Total          Interest          Principal
         Class A         29 days at 5.617660000%       $4.525337222      $4.525337222       $0.000000000
         Class B         29 days at 5.785160000%       $4.660267778      $4.660267778       $0.000000000

2. Payments due from the Swap Counterparty for the benefit of Class A Investors this Due Period (per DM 1000 of Class Initial Foreign Currency Investor Interest)

          1996-5                                               Total          Interest         Principal
        Class A          29 days at 3.195000000%       DM2.573750000     DM2.573750000     DM0.000000000


3.   Class A DM Invested Amount

          1996-5
        Class A                                                                     DM1,250,000,000.00

4.   Principal Receivables at the end of the Due Period

 (a) Aggregate Investor Interest                                                    $12,275,796,676.00
     Seller Interest                                                                 $2,419,383,089.58

     Total Master Trust                                                             $14,695,179,765.58


 (b) Group One Investor Interest                                                    $10,175,796,676.00

 (c) Group Two Investor Interest                                                     $2,100,000,000.00

 (d) Series 1996-5 Investor Interest                                                   $862,304,676.00

 (e) Class A Investor Interest                                                         $819,188,676.00

     Class B Investor Interest                                                          $43,116,000.00

5.   Allocation of Receivables Collected During the Due Period

                                                                     Finance Charge             Principal             Yield
                                                                      Collections              Collections          Collections
 (a) Allocation of Collections between Investor and Seller

     Aggregate Investor Allocation.                                 $205,194,446.68          $1,377,656,130.97               $0.00

     Seller:                                                         $36,409,752.87            $244,451,641.27               $0.00

 (b) Group One Allocation                                           $170,089,356.49          $1,141,963,871.66               $0.00

 (c) Group Two Allocation                                            $35,105,090.19            $235,692,259.31               $0.00

 (d) Series 1996-5 Allocations                                       $14,423,770.71             $96,839,834.00               $0.00

 (e) Class A Allocations                                             $13,698,958.12             $91,973,510.68               $0.00

     Class B Allocations                                                $724,812.59              $4,866,323.32               $0.00

6.   Information Concerning the Series Principal Funding Accounts ("SPFA")

                                                          Deposits into the SPFAs    Total     Deposit Deficit   Investment
                                                             This Due Period        Deposits      Amount           Income
     Series 1996-5                                                 $0.00              $0.00           0.00            $0.00

7.   Information Concerning Amount of Controlled Liquidation Payments

                                                                                                                    Total Payments
                                                                       Amount Paid           Deficit Amount         Through This
                                                                     This Due Period         This Due Period         Due Period
     Series 1996-5                                                          $0.00                      $0.00                 $0.00

8.   Information Concerning the Series Interest Funding Accounts ("SIFA")

                                                                                      Deposits Into the SIFAs
                                                                                          This Due Period            SIFA Balance

     Series 1996-5                                                                              $3,908,037.12         $8,355,113.84

9.   Pool Factors

                                                                                                                 This Due Period
     Class A                                                                                                         1.00000000

     Class B                                                                                                         1.00000000

10.  Investor Charged-Off Amount

                                                                                                            Cumulative Investor
                                                                                        This Due Period       Charge-Off Amount
 (a) Group One                                                                           $61,653,905.03                   $0.00

 (b) Group Two                                                                           $12,724,875.57                   $0.00

 (c) Series 1996-5                                                                        $5,228,321.21                   $0.00

 (d) Class A                                                                              $4,965,591.50                   $0.00

     Class B                                                                                $262,729.71                   $0.00


11.  Investor Losses This Due Period

                                            Per $1,000 of          Per DM 1,000 of
                                           Original Invested       Original Invested
                                 Total       Principal                 Principal
 (a) Group One                     $0.00               $0.00              N/A

 (b) Group Two                     $0.00               $0.00              N/A

 (c) Series 1996-5                 $0.00               $0.00              N/A

 (d) Class A                       $0.00               $0.00              DM0.00

     Class B                       $0.00               $0.00              N/A

12.  Reimbursement of Investor Losses This Due Period

                                             Per $1,000 of          Per DM 1,000 of
                                           Original Invested       Original Invested
                                 Total         Principal               Principal
 (a) Group One                     $0.00               $0.00              N/A

 (b) Group Two                     $0.00               $0.00              N/A

 (c) Series 1996-5                 $0.00               $0.00              N/A

 (d) Class A                       $0.00               $0.00              DM0.00

     Class B                       $0.00               $0.00              N/A

13.  Aggregate Amount of Unreimbursed Investor Losses

                                             Per $1,000 of          Per DM 1,000 of
                                           Original Invested       Original Invested
                                 Total         Principal               Principal
 (a) Group One                     $0.00               $0.00              N/A

 (b) Group Two                     $0.00               $0.00              N/A

 (c) Series 1996-5                 $0.00               $0.00              N/A

 (d) Class A                       $0.00               $0.00              DM0.00

     Class B                       $0.00               $0.00              N/A

14.  Investor Monthly Servicing Fee Payable at the end of the Due Period

 (a) Group One            $16,959,661.13

 (b) Group Two             $3,500,000.00

 (c) Series 1996-5         $1,437,174.46

 (d) Class A               $1,365,314.46

     Class B                  $71,860.00

15.  Class Available Subordinated Amount at the end of the Due Period

                                              As a Percentage
                                                 of Class A
                                 Total        Invested Amount
     Series 1996-5 Class B   $86,230,468.00           10.5263%


16.  Total Available Credit Enhancement Amounts

                                                                        Shared Amount        Class B Amount
     Maximum Amount                                                          $0.00            $47,426,758.00

     Available Amount                                                        $0.00            $47,426,758.00

     Amount of Drawings on Credit Enhancement
      for this Due Period                                                    $0.00                     $0.00


17.  Delinquency Summary

     End of Due Period Master Trust Receivables Outstanding   $14,934,759,953.48

                                        Delinquent Amount             Percentage of Ending
     Payment Status                       Ending Balance              Receivables Outstanding
     30-59 days                          $452,634,285.67                      3.03%

     60-179 days                         $693,956,802.39                      4.65%


                                         FIRST BANK NATIONAL ASSOCIATION
                                         as Trustee


                                       BY:
                                           ----------------------------
                                                Vice President

                    MASTER SERVICER'S CERTIFICATE STATEMENT

                          Discover Card Master Trust I

                        Series 1996-5 Monthly Statement

                                  CREDIT CARD
                           PASS-THROUGH CERTIFICATES




     The undersigned, a duly authorized representative of Greenwood Trust Company ("Greenwood"), as Master Servicer pursuant to the Pooling & Servicing Agreement dated as of October 1, 1993 (the"Pooling & Servicing Agreement") and the Series Supplement, dated as of July 24, 1996 (the "Series Supplement") by and between Greenwood and First Bank National Association, as Trustee, does hereby certify as follows with respect to the Supplement Discover Card Master Trust I, Series 1996-5 Master Trust Certificates for the Distribution Date occurring on December 16, 1996.



 1.  Greenwood is Master Servicer under the Pooling and Servicing Agreement.

 2.  The undersigned is a Servicing Officer of Greenwood as Master Servicer.

 3.  The aggregate amount of Collections processed during the related Due
     Period is equal to                                                                     $1,863,711,971.74

 4.  The aggregate amount of Class A Principal Collections processed during
     the related Due Period is equal to                                                        $91,973,510.68

 5.  The aggregate amount of Class A Finance Charge Collections processed
     during the related Due Period is equal to                                                 $13,698,958.12

 6a. The aggregate amount of Class A Principal Collections recharacterized as
     Series Yield Collections during the related Due Period is equal to                                 $0.00

 6b. The aggregate amount of Class A Additional Funds for this Distribution
     date is equal to                                                                                   $0.00

 7.  The aggregate amount of Class A Certificate Interest paid to the
     Currency Swap Counterparty with respect to this Distribution Date is equal to                      $0.00

 8.  The aggregate amount of Class A DM Certificate Interest received from the
     Currency Swap Counterparty with respect to this Distribution Date is equal to                    DM 0.00

 9.  The aggregate amount of Class A Certificate Interest converted into
     Deutsche Marks by the Trustee at the then prevailing spot exchange rate in New York
     with respect to this Distribution Date is equal to                                               DM 0.00


10.  The aggregate amount of Class A Certificate Principal paid to the
     Currency Swap Counterparty with respect to this Distribution Date is equal to                      $0.00

11.  The aggregate amount of Class A DM Certificate Principal received from the
     Currency Swap Counterparty with respect to this Distribution Date is equal to                    DM 0.00

12.  The aggregate amount of Class A Certificate Principal converted into
     Deutsche Marks by the Trustee at the then prevailing spot exchange rate in New York              DM 0.00
     with respect to this Distribution Date is equal to

13. The amount of drawings under the Credit Enhancement required to be made on the related Drawing Date pursuant to the Series Supplement:

     (a)  with respect to the Class A Required Amount Shortfall                                         $0.00
          is equal to

     (b)  with respect to the Class A Cumulative Investor Charged-Off                                   $0.00
          Amount is equal to

     (c)  with respect to the Class A Investor Interest is equal to                                     $0.00

14.  The sum of all amounts payable to Class A Certificateholders
     on the current Interest Payment Date is equal to                                                 DM 0.00

15.  The aggregate amount of Class B Principal Collections processed during
     the related Due Period is equal to                                                         $4,866,323.32

16.  The aggregate amount of Class B Finance Charge Collections processed
     during the related Due Period is equal to                                                    $724,812.59

17a. The aggregate amount of Class B Principal Collections recharacterized as
     Series Yield Collections during the related Due Period is equal to                                 $0.00

17b. The aggregate amount of Class B Additional Funds for this Distribution
     date is equal to                                                                                   $0.00

18.  The aggregate amount of Class B Certificate Interest paid to the
     Currency Swap Counterparty with respect to this Distribution Date is equal to                        N/A

19.  The aggregate amount of Class B DM Certificate Interest received from the
     Currency Swap Counterparty with respect to this Distribution Date is equal to                        N/A

20.  The aggregate amount of Class B Certificate Interest converted into
     Deutsche Marks by the Trustee at the then prevailing spot exchange rate in New York
     with respect to this Distribution Date is equal to                                                   N/A

21.  The aggregate amount of Class B Certificate Principal paid to the
     Currency Swap Counterparty with respect to this Distribution Date is equal to                        N/A

22.  The aggregate amount of Class B DM Certificate Principal received from the
     Currency Swap Counterparty with respect to this Distribution Date is equal to                        N/A

23.  The aggregate amount of Class B Certificate Principal converted into
     Deutsche Marks by the Trustee at the then prevailing spot exchange rate in New York
     with respect to this Distribution Date is equal to                                                   N/A

24. The amount of drawings under the Credit Enhancement required to be made on the related Drawing Date pursuant to the Series Supplement:

     (a)  with respect to the Class B Required Amount Shortfall                                         $0.00
          is equal to

     (b)  with respect to the Class B Cumulative Investor Charged-Off                                   $0.00
          Amount is equal to

     (c)  with respect to the Class B Investor Interest is equal to                                     $0.00

25.  The sum of all amounts payable to the Class B Certificateholders
     on the current Interest Payment Date is equal to                                                   $0.00


26.  Attached hereto is a true copy of the statement required to be delivered by the Master Servicer on the date of this Certificate to the Trustee pursuant to
     Section 16 of the Series Supplement.

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered certificate this 16th day of December, 1996.



                                       GREENWOOD TRUST COMPANY
                                            as Master Servicer

                                       By:
                                          -------------------------
                                       Vice President, Director of Accounting,
                                       and Treasurer



N/A - Not Applicable